EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with  the  Quarterly report of Lion Capital Holdings, Inc. (the "Company")  on  Form 10-QSB for the period ended  March 31, 2007 as filed with  the  Securities  and  Exchange  Commission on the date hereof (the "Report"), I, Timothy T. Page,  Chief  Executive Officer  and Chairman  of the Board of Directors  of  the  Company,
certify,  pursuant to  18 U.S.C. Section 1350, as adopted  pursuant to  Section  906  of  the Sarbanes-Oxley  Act of 2002, that:

     1.   The  Report  fully  complies with the requirements of Section 13(a) of the  Securities  Exchange  Act  of  1934;  and

     2.   The  information  contained  in  the  Report  fairly  presents, in all material  respects,  the  financial  condition  and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                           /s/ Timothy T. Page
                           ------------------------------------------------
                           Timothy T. Page
                           Chief Executive Officer and Chairman of the
                           Board of Directors
                           Date: May 14, 2007